SUPPLEMENT TO PROSPECTUS
                                       OF
                NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A
                     NORTHBROOK VARIABLE ANNUITY ACCOUNT II
                                Dated May 1, 1998



On June 22, 1998, Dean Witter Variable Investment Series was renamed Morgan Stanley Dean Witter Variable Investment Series. All references in the current Prospectus to "Dean Witter Variable Investment Series" apply to Morgan Stanley Dean Witter Variable Investment Series.

On June 22, 1998, Dean Witter InterCapital Inc., the Investment Manager for the Morgan Stanley Dean Witter Variable Investment Series, was renamed Morgan Stanley Dean Witter Advisors Inc. All references in the current Prospectus to "Dean Witter InterCapital Inc." or "InterCapital" apply to Morgan Stanley Dean Witter Advisors Inc.

June 22, 1998